Exhibit 99.1

BLUE COAT REPORTS RESULTS FOR

FIRST QUARTER FISCAL 2012

SUNNYVALE, Calif., August 16, 2011 – Blue Coat Systems, Inc. (NASDAQ: BCSI), a leading provider of Web security and WAN optimization solutions, today reported financial results for its first fiscal 2012 quarter ended July 31, 2011. Total net revenue for the first quarter of fiscal 2012 was $109.5 million compared with net revenue of $120.7 million in the fourth quarter of fiscal 2011 and $122.5 million in the first quarter of fiscal 2011.

“Our first quarter results were disappointing as they came in below our expectations,” said David W. Hanna, chairman of the board of directors. “We are taking the necessary actions to reinforce our leadership position in the Web security market, while capitalizing on opportunities in the WAN optimization market based on our strong competitive advantages.”

“While we continue to address our go-to-market challenges, product revenue was also impacted by weakness in the U.S. Federal vertical,” said Gordon C. Brooks, senior vice president and chief financial officer. “This weakness in product revenue reduced our profitability for the quarter.”

Blue Coat separately announced today the appointment of Gregory S. Clark as its president and chief executive officer and a member of the board of directors.

On a GAAP basis, the Company reported net income of $2.7 million, or $0.06 per diluted share, for the first quarter of fiscal 2012, compared with net income of $9.0 million, or $0.18 per diluted share, in the fourth quarter of fiscal 2011 and $13.9 million, or $0.29 per diluted share, in the first quarter of fiscal 2011.

The Company reported non-GAAP net income of $8.4 million, or $0.18 per diluted share, for the first quarter of fiscal 2012, compared with non-GAAP net income of $14.6 million, or $0.30 per diluted share, in the fourth quarter of fiscal 2011 and $19.1 million, or $0.40 per diluted share, in the first quarter of fiscal 2011.

Cash flow provided by operations in the first quarter of fiscal 2012 was $9.5 million compared with $20.4 million in the fourth quarter of fiscal 2011 and $28.6 million in the first quarter of fiscal 2011. The Company repurchased 1.9 million shares of common stock for $43.0

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million during the first quarter of fiscal 2012 and ended the quarter with cash, cash equivalents, and restricted cash of $342.4 million.

Financial Outlook

For the second fiscal quarter ending October 31, 2011, the Company currently expects net revenue in the range of $103 to $110 million. On a GAAP basis, the Company currently expects net loss of $(0.04) per diluted share to net income of $0.04 per diluted share. On a non-GAAP basis, the Company currently expects net income of $0.09 to $0.17 per diluted share. For the second quarter of fiscal 2012, the Company is assuming a diluted share count of approximately 47.5 million shares, an expected annual effective GAAP tax rate of 36% and an expected annual effective non-GAAP tax rate of 30%.

About Non-GAAP Financial Measures

The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These measures are not in accordance with, nor an alternative to, U.S. generally accepted accounting principles or GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as stock-based compensation expense, amortization of intangible assets, expenses for matters related to the stock option investigation, and restructuring expenses, and related income tax adjustments. In addition, the Company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company’s results of operations, since such items have limited impact on their current and future operating decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent

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limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and diluted net income per share.

Conference Call & Webcast

Blue Coat will hold its quarterly conference call to discuss final results for the first quarter of fiscal 2012 and the outlook for the second quarter of fiscal 2012 on Tuesday, August 16, 2011 at 2:00 p.m. PDT (5:00 p.m. EDT). Participants in the United States should call (800) 230-1074. International participants should call (612) 234-9959. The passcode for the call is: 213225. The conference call can also be accessed through an audio webcast from the Company’s website, www.bluecoat.com/company/investorrelations. A replay of the call will be available starting on Tuesday, August 16, 2011 at 5:00 p.m. PDT (8:00 p.m. EDT), and can be accessed by calling (800) 475-6701 for U.S. participants and (320) 365-3844 for international participants. The passcode for the replay is 213225.

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About Blue Coat Systems

Blue Coat Systems, Inc. is a leading provider of Web security and WAN optimization solutions. Blue Coat offers solutions that provide the visibility, acceleration and security required to optimize and secure the flow of information to any user, on any network, anywhere. This application intelligence enables enterprises to tightly align network investments with business requirements, speed decision making and secure business applications for long-term competitive advantage. Blue Coat also offers service provider solutions for managed security and WAN optimization, as well as carrier-grade caching solutions to save on bandwidth and improve the end-user Web experience. For additional information, please visit www.bluecoat.com.

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FORWARD-LOOKING STATEMENTS: This document contains certain forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: any statements regarding our business outlook and future financial and operating results; any statements of expectation or belief; any statements regarding plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the risks that are described from time to time in the Securities and Exchange Commission reports filed by the Company, including but not limited to the risks described in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. The Company assumes no obligation and does not intend to update any of these forward-looking statements, except as required by applicable law, after the date on which it was made.

Blue Coat and the Blue Coat logo are registered trademarks or trademarks of Blue Coat Systems, Inc. and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Media Contact:	Jennifer Ruzicka	Investor Contact:	Jane Underwood
	Blue Coat Systems		Blue Coat Systems
	jennifer.ruzicka@bluecoat.com		jane.underwood@bluecoat.com
	408-541-3330		408-541-3015

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BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	July 31, 2011	April 30, 2011	July 31, 2010
Net revenue:
Product	$58,556	$69,706	$75,568
Service	50,953	50,998	46,912

Total net revenue	109,509	120,704	122,480
Cost of net revenue:
Product	13,764	15,497	15,964
Service	12,268	11,338	10,388

Total cost of net revenue	26,032	26,835	26,352

Gross profit	83,477	93,869	96,128

Operating expenses:
Sales and marketing	47,557	49,660	44,655
Research and development	19,209	20,238	19,855
General and administrative	10,173	7,651	10,343
Amortization of intangible assets	1,843	1,843	1,843
Restructuring	—	—	140

Total operating expenses	78,782	79,392	76,836

Operating income	4,695	14,477	19,292

Interest income	113	184	164
Interest expense	(235)	(240)	(224)
Other expense, net	(346)	(13)	(323)

Income before income taxes	4,227	14,408	18,909
Provision for income taxes	1,532	5,413	4,984

Net income	$2,695	$8,995	$13,925

Basic net income per share	$0.06	$0.19	$0.30

Diluted net income per share	$0.06	$0.18	$0.29

Weighted average shares used in computing basic net income per share	46,718	47,595	46,329

Weighted average shares used in computing diluted net income per share	47,692	48,997	47,650

BLUE COAT SYSTEMS, INC.

Table 2

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

		Three Months Ended
		July 31, 2011	April 30, 2011	July 31, 2010
Gross Profit Reconciliation:
GAAP gross profit		$83,477	$93,869	$96,128
Stock-based compensation expense included in cost of revenue	A	440	453	354
Amortization of intangible assets included in cost of revenue	B	1,168	1,168	1,188

Non-GAAP gross profit		$85,085	$95,490	$97,670

Operating Income Reconciliation:
GAAP operating income		$4,695	$14,477	$19,292
Stock-based compensation expense	A	4,478	4,747	4,072
Amortization of intangible assets	B	3,011	3,011	3,031
(Reversals) expense for matters related to the stock option investigation	C	—	(2,183)	58
Restructuring	D	—	—	140

Non-GAAP operating income		$12,184	$20,052	$26,593

Net Income Reconciliation:
GAAP net income		$2,695	$8,995	$13,925
Stock-based compensation expense	A	4,478	4,747	4,072
Amortization of intangible assets	B	3,011	3,011	3,031
(Reversals) expense for matters related to the stock option investigation	C	—	(2,183)	58
Restructuring	D	—	—	140
Income tax adjustments	E	(1,749)	18	(2,092)

Non-GAAP net income		$8,435	$14,588	$19,134

Net Income per Share Reconciliation:
GAAP diluted net income per share		$0.06	$0.18	$0.29
Stock-based compensation expense	A	0.09	0.10	0.09
Amortization of intangible assets	B	0.06	0.06	0.06
(Reversals) expense for matters related to the stock option investigation	C	—	(0.04)	—
Restructuring	D	—	—	—
Income tax adjustments	E	(0.03)	—	(0.04)

Non-GAAP diluted net income per share		$0.18	$0.30	$0.40

Shares used in computing non-GAAP diluted net income per share		47,692	48,997	47,650

Notes:

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

Results include stock-based compensation expense as follows (unaudited):

	Three Months Ended
	July 31, 2011	April 30, 2011	July 31, 2010
Cost of revenue	$440	$453	$354
Sales and marketing	1,470	1,551	1,332
Research and development	1,395	1,987	1,231
General and administrative	1,173	756	1,155

Total	$4,478	$4,747	$4,072

(B)	Amortization of intangible assets associated with acquisitions.
(C)	Includes (reversals) expenses for matters related to the Company’s stock option investigation.
(D)	Restructuring includes severance and facilities related exit costs associated with the Fiscal 2010 Restructuring Plan.
(E)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 28%. Prior to Fiscal 2011, the expected annual effective tax rate was 30%.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	July 31, 2011	April 30, 2011
ASSETS
Current assets:
Cash and cash equivalents	$341,399	$375,939
Accounts receivable, net	67,380	67,626
Inventory	9,904	10,134
Prepaid expenses and other current assets	11,674	14,091
Current portion of deferred income tax assets	10,926	10,399

Total current assets	441,283	478,189

Property and equipment, net	31,092	31,745
Restricted cash	1,031	1,031
Goodwill	242,611	242,611
Identifiable intangible assets, net	21,959	24,970
Non-current portion of deferred income tax assets	36,902	34,650
Other assets	5,902	6,212

Total assets	$780,780	$819,408

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,315	$20,806
Accrued payroll and related benefits	15,732	15,947
Deferred revenue	117,208	121,526
Other current liabilities	10,362	10,758

Total current liabilities	160,617	169,037

Deferred revenue, less current portion	57,211	56,546
Deferred rent, less current portion	5,227	5,501
Long-term income taxes payable	38,441	35,152
Other non-current liabilities	734	688
Convertible senior notes	78,360	78,136
Commitments and contingencies

Blue Coat stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,237,530	1,273,934
Treasury stock	(5,072)	(4,623)
Accumulated deficit	(792,272)	(794,967)

Total stockholders’ equity	440,190	474,348

Total liabilities and stockholders’ equity	$780,780	$819,408

BLUE COAT SYSTEMS, INC.

Table 4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Three Months Ended July 31,
	2011	2010
Operating Activities
Net income	$2,695	$13,925
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,515	3,335
Amortization	3,408	3,428
Stock-based compensation	4,478	4,072
Deferred income taxes	(2,779)	2,264
Tax benefit of stock option deduction	180	137
Excess tax benefit from stock-based compensation	(291)	(304)
Gain on disposition of equipment	—	14
Changes in operating assets and liabilities:
Accounts receivable, net	246	(11,364)
Inventory	230	(4,389)
Prepaid expenses and other assets	2,554	1,837
Accounts payable	(3,491)	6,379
Accrued expenses and other liabilities	2,450	3,547
Deferred revenue	(3,653)	5,670

Net cash provided by operating activities	9,542	28,551

Investing Activities
Purchases of property and equipment, and technology licenses	(2,862)	(3,599)
Restricted cash	—	(45)

Net cash used in investing activities	(2,862)	(3,644)

Financing Activities
Net proceeds from issuance of common stock	1,509	443
Payments for repurchases of common stock	(43,020)	—
Excess tax benefit from stock-based compensation	291	304
Acquisition of noncontrolling interest	—	(427)

Net cash (used in) provided by financing activities	(41,220)	320

Net (decrease) increase in cash and cash equivalents	(34,540)	25,227
Cash and cash equivalents at beginning of period	375,939	236,347

Cash and cash equivalents at end of period	$341,399	$261,574

BLUE COAT SYSTEMS, INC.

Table 5

RECONCILIATION OF PROJECTED GAAP TO

PROJECTED NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

		Three Months Ended October 31, 2011
		Low	High
Projected GAAP Net (Loss) Income		$(1,700)	$2,100
Add back:
Stock-based compensation expense	A	5,400	5,400
Amortization of intangible assets	B	3,000	3,000
Income tax adjustments	C	(2,600)	(2,300)

Projected Non-GAAP net income		$4,100	$8,200

Projected GAAP Diluted Net (Loss) Income per Share		$(0.04)	$0.04
Add back:
Stock-based compensation expense	A	0.11	0.11
Amortization of intangible assets	B	0.06	0.06
Income tax adjustments	C	(0.04)	(0.04)

Projected Non-GAAP diluted net income per share		$0.09	$0.17

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.
(B)	Amortization of intangible assets associated with acquisitions.
(C)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 30%.